                                                                     EXHIBIT 4.2

                                AUTOZONE, INC.

                                      AND

                  THE FIRST NATIONAL BANK OF CHICAGO, Trustee

                                   Indenture

                        Dated as of __________ __, 1998

                         Subordinated Debt Securities

                          SUBORDINATED DEBT SECURITIES

                         RECONCILIATION AND TIE BETWEEN
                 THE TRUST INDENTURE ACT OF 1939 AND INDENTURE,
                           DATED AS OF JULY __, 1998*


Trust Indenture
  Act Section                                                                            Indenture Section
---------------                                                                          -----------------
Section 310(a) (1).....................................................................................609
      (a) (2)..........................................................................................609
      (a) (3)...............................................................................Not Applicable
      (a) (4)...............................................................................Not Applicable
      (a) (5).....................................................................................608, 610
      (b).........................................................................................608, 610
      (c)...................................................................................Not Applicable
Section 311(a).........................................................................................613
      (b)..............................................................................................613
Section 312(a).................................................................................701, 702(a)
      (b)...........................................................................................702(b)
      (c)..............................................................................................703
Section 313(a).........................................................................................703
      (b)..............................................................................................703
      (c)..............................................................................................703
      (d)..............................................................................................703
Section 314(a)...................................................................................704, 1005
      (b)...................................................................................Not Applicable
      (c) (1)..........................................................................................102
      (c) (2)..........................................................................................102
      (c) (3)...............................................................................Not Applicable
      (d)...................................................................................Not Applicable
      (e)..............................................................................................102
      (f)...................................................................................Not Applicable
Section 315(a).........................................................................................601
      (b)..............................................................................................602
      (c)..............................................................................................601
      (d)..............................................................................................601
      (e)..............................................................................................514
Section 316(a).........................................................................................101
      (a) (1) (A)......................................................................................512
      (a) (1) (B)......................................................................................513
      (a) (2)...............................................................................Not Applicable
      (b)..............................................................................................508
Section 317(a) (1).....................................................................................503
      (a) (2)..........................................................................................504
      (b)..............................................................................................003
Section 318(a).........................................................................................107
      (c)..............................................................................................107

------------------------
*This table shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                               Table of Contents

                                                                                                 Page
                                                                                                 ----
                                                    ARTICLE ONE
                                DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.      Definitions....................................................................   1
Section 102.      Compliance Certificates and Opinions...........................................   8
Section 103.      Form of Documents Delivered to Trustee.........................................   9
Section 104.      Acts of Holders; Record Dates..................................................  10
Section 105.      Notices, Etc. to Trustee and Company...........................................  11
Section 106.      Notice to Holders; Waiver......................................................  11
Section 107.      Conflict with Trust Indenture Act..............................................  12
Section 108.      Effect of Headings and Table of Contents.......................................  12
Section 109.      Successors and Assigns.........................................................  12
Section 110.      Separability Clause............................................................  12
Section 111.      Benefits of Indenture..........................................................  12
Section 112.      Governing Law..................................................................  13
Section 113.      Legal Holidays.................................................................  13

                                                    ARTICLE TWO
                                                  SECURITY FORMS

Section 201.      Forms of Securities............................................................  13
Section 202.      Form of Trustee's Certificate of Authentication................................  14
Section 203.      Securities in Global Form......................................................  14

                                                   ARTICLE THREE
                                                  THE SECURITIES

Section 301.      Amount Unlimited; Issuable in Series...........................................  14
Section 302.      Denominations..................................................................  17
Section 303.      Execution, Authentication, Delivery and Dating.................................  17
Section 304.      Temporary Securities...........................................................  19
Section 305.      Registration, Registration of Transfer and Exchange and Book-
                  Entry Securities...............................................................  19
Section 306.      Mutilated, Destroyed, Lost and Stolen Securities...............................  21
Section 307.      Payment of Interest; Interest Rights Preserved.................................  22
Section 308.      Persons Deemed Owners..........................................................  23
Section 309.      Cancellation...................................................................  23
Section 310.      Computation of Interest........................................................  24

                                                    ARTICLE FOUR
                                              SATISFACTION AND DISCHARGE

Section 401.   Satisfaction and Discharge of Indenture...........................................  24
Section 402.   Application of Trust Money........................................................  25

                                 ARTICLE FIVE
                                   REMEDIES


Section 501.      Events of Default..............................................................  26
Section 502.      Acceleration of Maturity; Rescission and Annulment.............................  28
Section 503.      Collection of Indebtedness and Suits for Enforcement by Trustee................  29
Section 504.      Trustee May File Proofs of Claim...............................................  30
Section 505.      Trustee May Enforce Claims Without Possession of Securities....................  31
Section 506.      Application of Money Collected.................................................  31
Section 507.      Limitation on Suits............................................................  31
Section 508.      Unconditional Right of Holders to Receive Principal, Premium and
                  Interest.......................................................................  32
Section 509.      Restoration of Rights and Remedies.............................................  32
Section 510.      Rights and Remedies Cumulative.................................................  33
Section 511.      Delay or Omission Not Waiver...................................................  33
Section 512.      Control by Holders.............................................................  33
Section 513.      Waiver of Defaults.............................................................  34
Section 514.      Undertaking for Costs..........................................................  34
Section 515.      Waiver of Stay or Extension Laws...............................................  35

                                      ARTICLE SIX
                                      THE TRUSTEE

Section 601.      Certain Duties and Responsibilities............................................  35
Section 602.      Notice of Defaults.............................................................  36
Section 603.      Certain Rights of Trustee......................................................  36
Section 604.      Not Responsible for Recitals or Issuance of Securities.........................  37
Section 605.      May Hold Securities............................................................  38
Section 606.      Money Held in Trust............................................................  38
Section 607.      Compensation and Reimbursement.................................................  38
Section 608.      Disqualification; Conflicting Interests........................................  39
Section 609.      Corporate Trustee Required; Eligibility........................................  39
Section 610.      Resignation and Removal; Appointment of Successor..............................  39
Section 611.      Acceptance of Appointment by Successor.........................................  40
Section 612.      Merger, Conversion, Consolidation or Succession to Business....................  41
Section 613.      Preferential Collection of Claims Against Company..............................  42
Section 614.      Appointment of Authenticating Agent............................................  42

                                      ARTICLE SEVEN
                      HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.      Company to Furnish Trustee Names and Addresses of Holders......................  44
Section 702.      Preservation of Information; Communications to Holders.........................  44
Section 703.      Reports by Trustee.............................................................  45
Section 704.      Reports by Company.............................................................  45
Section 705.      Holders' Meetings..............................................................  45

                                         ARTICLE EIGHT
                      CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.   Company May Consolidate, Etc. Only on Certain Terms...............................  48
Section 802.   Successor Substituted.............................................................  49

                                             ARTICLE NINE
                                       SUPPLEMENTAL INDENTURES

Section 901.   Supplemental Indentures Without Consent of Holders................................  49
Section 902.   Supplemental Indentures With Consent of Holders...................................  51
Section 903.   Execution of Supplemental Indentures..............................................  52
Section 904.   Effect of Supplemental Indentures.................................................  52
Section 905.   Conformity with Trust Indenture Act...............................................  52
Section 906.   Reference in Securities to Supplemental Indentures................................  52
Section 907.   Notice of Supplemental Indentures.................................................  53
Section 908.   Subordination Unimpaired..........................................................  53

                                            ARTICLE TEN
                                             COVENANTS

Section 1001.  Payment of Principal, Premium and Interest........................................  53
Section 1002.  Maintenance of Office or Agency...................................................  53
Section 1003.  Money for Securities Payments to Be Held in Trust.................................  54
Section 1004.  Corporate Existence...............................................................  55
Section 1005.  Statement by Officers as to Default...............................................  55
Section 1006.  Maintenance of Properties.........................................................  55
Section 1007.  Payment of Taxes..................................................................  55
Section 1008.  Calculation of Original Issue Discount............................................  56
Section 1009.  Waiver of Certain Covenants.......................................................  56

                                           ARTICLE ELEVEN
                                      REDEMPTION OF SECURITIES

Section 1101.  Applicability of Article..........................................................  56
Section 1102.  Optional Redemption...............................................................  56
Section 1103.  Election to Redeem; Notice to Trustee.............................................  56
Section 1104.  Selection by Trustee of Securities to Be Redeemed.................................  57
Section 1105.  Notice of Redemption..............................................................  57
Section 1106.  Deposit of Redemption Price.......................................................  58
Section 1107.  Securities Payable on Redemption Date.............................................  58

                                            ARTICLE TWELVE
                                            SINKING FUNDS

Section 1201.  Applicability of Article..........................................................  59
Section 1202.  Satisfaction of Mandatory Sinking Fund Payments with Securities...................  59
Section 1203.  Redemption of Securities for Mandatory Sinking Fund...............................  59

                                                ARTICLE THIRTEEN
                                REPAYMENT OF SECURITIES AT OPTION OF HOLDERS

Section 1301.  Applicability of Article..........................................................  60
Section 1302.  Notice of Repayment Date..........................................................  60
Section 1303.  Deposit of Repayment Price........................................................  60
Section 1304.  Securities Payable on Repayment Date..............................................  61
Section 1305.  Securities Repaid in Part.........................................................  61

                                              ARTICLE FOURTEEN
                                        SUBORDINATION OF SECURITIES

Section 1401.  Securities Subordinate to Senior Indebtedness.....................................  61
Section 1402.  Trustee and Holders of Securities May Rely on Certificate of
               Liquidating Agent; Trustee May Require Further Evidence as to
               Ownership of Senior Indebtedness; Trustee Not Fiduciary to
               Holders of Senior Indebtedness....................................................  64
Section 1403.  Payment Permitted If No Default...................................................  64
Section 1404.  Trustee Not Charged with Knowledge of Prohibition.................................  65
Section 1405.  Trustee to Effectuate Subordination...............................................  65
Section 1406.  Rights of Trustee as Holder of Senior Indebtedness................................  65
Section 1407.  Article Applicable to Paying Agents...............................................  65
Section 1408.  Subordination Rights Not Impaired by Acts or Omissions of the
               Company or Holders of Senior Indebtedness.........................................  66

                                              ARTICLE FIFTEEN
                                          CONVERSION OF SECURITIES

Section 1501.  General...........................................................................  66
Section 1502.  Right to Convert..................................................................  66
Section 1503.  Manner of Exercise of Conversion Privilege; Delivery of Common
               Stock; No Adjustment for Interest or Dividends....................................  67
Section 1504.  Cash Payments in Lieu of Fractional Shares........................................  68
Section 1505.  Conversion Price Adjustments; Effect of Reclassification, Mergers,
               Consolidations and Sales of Assets................................................  68
Section 1506.  Taxes on Shares Issued............................................................  72
Section 1507.  Shares to be Fully Paid; Compliance with Governmental
               Requirements; Listing of Common Stock.............................................  72
Section 1508.  Responsibility of Trustee.........................................................  73
Section 1509.  Covenant to Reserve Shares........................................................  73
Section 1510.  Other Conversions.................................................................  73

                                              ARTICLE SIXTEEN
                                     DEFEASANCE AND COVENANT DEFEASANCE

Section 1601.  Applicability of Article; Company's Option to Effect Defeasance
               or Covenant Defeasance............................................................  73
Section 1602.  Defeasance and Discharge..........................................................  74
Section 1603.  Covenant Defeasance...............................................................  74
Section 1604.  Conditions to Defeasance or Covenant Defeasance...................................  75
Section 1605.  Deposited Money and U.............................................................  77
Section 1606.  Reinstatement.....................................................................  77

                                              ARTICLE SEVENTEEN
                       IMMUNITY OF INCORPORATORS, STOCKHOLDERS,OFFICERS AND DIRECTORS

Section 1701.  Immunity of Incorporators, Stockholders, Officers and Directors...................  77

                                                                     EXHIBIT 4.2


     INDENTURE, dated as of ____________, 1998, between AUTOZONE, INC., a corporation duly organized and existing under the laws of the State of Nevada (herein called the "Company"), having its principal office at 123 South Front Street, Memphis, Tennessee 38103, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.   Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                    (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                    (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                    (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                    (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

     "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus ____%.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day therein.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board or any director or directors and/or officer or officers of the Company to whom that board or committee shall have duly delegated its authority.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

     "Capital Stock," as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

     "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Conversion Price" means with respect to any series of Securities which are convertible into Common Stock or Preferred Stock, the price per share of Common Stock or Preferred Stock, as the case may be, at which the Securities of such series are so convertible as set forth in the Board Resolution with respect to such series (or in any supplemental indenture entered into pursuant to Section 901(9) with respect to such series), as the same may be adjusted from time to time in accordance with Section 1505 (or such supplemental indenture pursuant to Section 1501).

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at One First National Plaza, Suite 0126, Chicago, Illinois 606700126, Attention: Corporate Trust Services Division, except for purposes of Section 1002 such term shall mean the office or agency of the Trustee in the Borough of Manhattan, The City of New York, which office at the date hereof is located at First Chicago Trust Company of New York, 14 Wall Street, Eighth Floor, New York, New York 10005.

     "Corporation" includes corporations, associations, companies and business trusts.

     "Debt" means (a) all indebtedness of the Company (including Senior Debt Securities and Securities issued hereunder) whether heretofore or hereafter incurred (i) for borrowed money or (ii) in connection with the acquisition by the Company or a Subsidiary of assets other than in the ordinary course of business, for the payment of which the Company is liable directly or indirectly by guarantee, letter of credit, obligation to purchase or acquire or otherwise, or the payment of which is secured by a lien, charge or encumbrance on assets acquired by the Company, (b) amendments, modifications, renewals, extensions and deferrals of any such indebtedness and (c) any indebtedness issued in exchange for any such indebtedness.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a Global Security, a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall in either case be designated by the Company pursuant to Section 301 or 305 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder.

     "Event of Default" has the meaning specified in Section 501.

     "generally accepted accounting principles" or "GAAP" means, as of any date of computation, generally accepted accounting principles in the United States, consistently applied, that are in effect on the date of such computation.

     "Global Security or Securities" means one or more fully registered Securities in global form evidencing all or a part of a series of Securities issued to the Depositary for such series or its nominee or registered in the name of the Depositary or its nominee.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Loan Document" has the meaning specified in Section 501.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or by repayment or otherwise.

     "NNM" has the meaning specified in Section 1505 (a)(v).

     "Notice of Default" has the meaning specified in Section 501.

     "Officers' Certificate" means a certificate signed by at least two officers of the Company, one signature being that of the Chairman of the Board, the President or a Vice President, and the other signature being that of the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

               (iv) Securities with respect to which the Company has effected defeasance as provided in Article 16;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Preferred Stock" means any stock of any class of the Company which has a preference over Common Stock in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not mandatorily redeemable or repayable, or redeemable or repayable at the option of the Holder, otherwise than in shares of Common Stock or Preferred Stock of another class or series or with the proceeds of the sale of Common Stock or Preferred Stock.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Reference Treasury Dealer" means each of Merrill Lynch & Co., Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer by 5:00 p.m. on the third Business Day preceding such redemption date.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

     "Repayment Price" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

     "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee customarily performing corporate trust functions.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Debt Securities" means any debt securities issued by the Company pursuant to the Senior Indenture, dated the date hereof, by and between the Company and the Trustee ("Senior Indenture").

     "Senior Indebtedness" means the principal of, and premium, if any, and any interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency or similar law now or hereafter in effect) and all other monetary obligations of every kind or nature due on or in connection with (a) all indebtedness of the Company (including Senior Debt Securities) whether heretofore or hereafter incurred (i) for borrowed money or (ii) in connection with the acquisition by the Company or a Subsidiary of the Company of assets other than in the ordinary course of business, for the payment of which the Company is liable directly or indirectly by guarantee, letter of credit, obligation to purchase or acquire or otherwise, or the payment of which is secured by a lien, charge or encumbrance on assets acquired by the Company, (b) amendments, modifications, renewals, extensions and deferrals of any such indebtedness, and (c) any indebtedness issued in exchange for any such indebtedness; provided, however, that the following will not constitute Senior Indebtedness with respect to Securities: (1) any Debt as to which, in the instrument evidencing such Debt or pursuant to which such Debt was issued, it is expressly provided that such Debt is subordinate in right of payment to all Debt of the Company not expressly subordinated to such Debt; and (2) any Debt of the Company in respect of Securities and any Debt which by its terms refers explicitly to the Securities and states that such Debt shall not be senior in right of payment.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal or such installment of principal, premium, if any, or interest on such Security is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Time of Determination" has the meaning specified in Section 1505(a)(v).

     "Trading Day" has the meaning specified in Section 1505(a)(v).

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "United States" means the United States of America.

     "U.S. Government Obligations" has the meaning specified in Section 1604.

     "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Section 102.  Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other that the certificate provided for in Section 1005) shall include:

              (1) A statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders; Record Dates.

              (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

              (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

              (c) The ownership of Securities shall be proved by the Security Register.

              (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

              (e) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or , in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

              (f) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

              (g) Without limiting the generality of the foregoing, unless otherwise specified pursuant to Section 301 or pursuant to one or more indentures supplemental hereto, a Holder, including a Depositary that is the Holder of a Global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is the Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary's standing instructions and customary practices.

              (h) The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Security held by a Depositary entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

Section 105.  Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice to a Holder which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to give notice of any event to Holders by mail when such notice is required to be given pursuant to any provision of this Indenture, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.  Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or shall be deemed to be so excluded, as the case may be.

Section 108.  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.  Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture; provided that this Section 111 shall not limit the rights of any Holder of a Global Security to give any notice or take any action, or appoint any agents, with regard to any part or different parts of the principal amount of such Global Security pursuant to Section 104.

Section 112.  Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said state without regard to the conflicts of laws and rules of said state.

Section 113.  Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date or Stated Maturity, as the case may be.

                                  ARTICLE TWO
                                SECURITY FORMS

Section 201.  Forms of Securities.

     The Securities of each series shall be in such form or forms (including global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

     The definitive Securities shall be printed, lithographed or engraved or may be produced in any other manner permitted by the rules of any securities exchange upon which the Securities may be listed and (with respect to Global Securities of any Series) the rules of the Depositary, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.  Form of Trustee's Certificate of Authentication.

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    The First National Bank of Chicago,
                                    as Trustee

                                    By:
                                       ----------------------------------
                                            Authorized Officer

Section 203.  Securities in Global Form.

     If any Security of a series is issuable in global form, such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and also may provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Security. Any instructions by the Company with respect to a Security in global form, after its initial issuance, shall be in writing but need not comply with Section 102.

                                 ARTICLE THREE
                                THE SECURITIES

Section 301.  Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Board Resolution, and, to the extent not set forth therein, set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

               (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

               (2) the price or prices (expressed as a percentage of the aggregate principal amount thereof) at which the Securities will be issued;

               (3) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to Section 304, 305, 306, 906, 1107, 1305 or 1503);

               (4) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

               (5) the rate or rates (which may be fixed or variable), or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment

          Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date or, if the principal amount payable at the Stated Maturity of any of the Securities will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which will be deemed to be such principal amount as of any such date for any purpose, including the principal amount thereof which will be due and payable upon any Maturity other than the Stated Maturity or which will be deemed to be Outstanding as of any such date (or, in any such case, the manner in which such deemed principal amount is to be determined);

               (6) if other than the Corporate Trust Office, the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

               (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any mandatory sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

               (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

               (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

               (11) if the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities, the terms and conditions upon which such Global Security may be exchanged in whole or in part for other individual securities and the Depositary for such Global Security or Securities;

               (12) any addition to or change in the Events of Default which applies to any Securities of the series;

               (13) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

               (14) if the Securities of the series are convertible into Common Stock or Preferred Stock, the Conversion Price therefor, the period during which such Securities are convertible and any terms and conditions for the conversion of such Securities which differ from Article Fifteen;

               (15) the nature and terms of the security for any secured Securities;

               (16) the form and terms of any guarantee of the Securities;

               (17) the application, if any, of Section 1602 or 1603 of the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Sixteen;

               (18) the listing of the Securities on any securities exchange or the inclusion in any other market or quotation or trading system;

               (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture);

               (20) if the principal amount payable at the stated maturity of any of such Securities will not be determinable as of any one or more dates prior to the stated maturity, the amount which will be deemed to be such principal amount as of any such date for any purpose, including the principal amount thereof which will be due and payable upon any maturity other than the stated maturity or which will be deemed to be outstanding as of any such date (or, in any such case, the manner in which such deemed principal amount is to be determined); and

               (21) any trustee or fiscal or authenticating or payment agent, issuing and paying agent, transfer agent or registrar or any other person or entity to act in connection with such Securities for or on behalf of the holders thereof or the Company or an affiliate.

     The Securities shall be subordinate and junior in right of payment to Senior Indebtedness of the Company as provided in Article Fourteen.

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate, to the extent applicable, or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuance of additional Securities of such series.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Board Resolution or the Officers' Certificate setting forth the terms of the series.

Section 302.  Denominations.

     The Securities of each series shall be issuable in registered or bearer form with or without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.  Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall authenticate and deliver such Securities upon Company Order. If all the Securities of any one series are not to be originally issued at one time and if a Board Resolution relating to such Securities shall so permit, such Company Order may set forth procedures (acceptable to the Trustee) for the issuance and authentication of such Securities.

     If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

                (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution or Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to this
Section 303 or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and such documents reasonably contemplate the issuance of all Securities of such series.

     Unless otherwise provided in the form of Security for any series, each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series having the same terms issued and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

Section 304.  Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Security in lieu of which it is issued.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 305. Registration, Registration of Transfer and Exchange and Book-Entry Securities.

     The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of exchanges and transfers of Securities. The Person responsible for the maintenance of the Security Register is referred to herein as the "Security Registrar." The Trustee is hereby initially appointed Security Registrar for the purpose of registering Securities and transfers of Securities as herein provided. The exchange of and the transfer of Securities also may be registered at the office of Trustee.

     Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, Securities of any series (except Global Securities) may be exchanged for other Securities of the same series (except Global Securities) of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107, 1305 or 1503 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     Notwithstanding any other provision of this Section 305, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of a series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series, in exchange for such Global Security or Securities.

     If specified by the Company pursuant to Section 301 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive registered form on such terms as are acceptable to the Company and such Depositary.

Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

               (i) to the Person specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

               (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to Clause (i) above.

     Upon the exchange of a Global Security for Securities in definitive registered form, in authorized denominations, such Global Security shall be canceled by the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 305 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Trustee shall, at Company expense, deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, together with such other security or indemnity as may be reasonably required by the Trustee to save it harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security, subject to satisfaction of the foregoing conditions.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder. The provisions of this

Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.  Payment of Interest; Interest Rights Preserved.

     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. The Company and the Trustee understand that interest on any Global Security will be disbursed or credited by the Depositary to the Persons having ownership thereof pursuant to a book entry or other system maintained by the Depositary.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

                (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.  Persons Deemed Owners.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309.  Cancellation.

     Unless otherwise specified pursuant to Section 301(7) for Securities of any series all Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any mandatory sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee, except that if a Global Security is so surrendered, the Company shall execute and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security or Securities in a denomination equal to and in exchange for the portion of the Global Security so surrendered not to be paid, redeemed, repaid or registered for transfer or exchange or for credit. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures and a certificate of disposition shall be delivered to the Company, unless, by a Company Order, the Company shall direct the canceled Securities be returned to it.

Section 310.  Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture.

     Upon Company Request, this Indenture shall cease to be of further effect with respect to the Securities of a particular series (except as to any surviving rights to convert Securities into Common Stock, or rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such Securities, when:

              (1)  either:

                       (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
              Section 1003) have been delivered to the Trustee for cancellation; or

                       (B) all Securities of such series not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or

                       (i) will become due and payable at their Stated Maturity within one year, or

                       (ii) are to be called for redemption within one year,
              under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

              and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose sums sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; and

              (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Securities; and

              (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of a particular series, the obligations of the Company to the Trustee under Section 607, the obligations, if any, of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, in each case with respect to such Securities, shall survive.

     Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements of the Company under this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive with respect to such series of Securities.

Section 402.  Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All money deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted into Common Stock shall be returned to the Company upon Company Request.

                                 ARTICLE FIVE
                                   REMEDIES

Section 501.  Events of Default.

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or Article Fourteen or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                   (1) failure to pay principal of (or premium, if any, on) any Security of that series at its Maturity, upon redemption or otherwise; or

          (2) failure to pay any interest upon any Security of that series when due, and the default continues for 30 days; or

          (3) default in the deposit of any mandatory sinking fund payment, when and as due by the terms of the Securities of that series, and continuance of such default for a period of 30 days; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in a Security of that series or in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of series of Securities other that that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Senior Debt Securities or Securities of any series other than that series) or under any mortgage, indenture (including this Indenture and the Senior Indenture) or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Subsidiary (each such bond, debenture, note, evidence of indebtedness, mortgage, indenture or instrument being referred to as a "Loan Document"), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 15 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder, if the aggregate outstanding principal amount of indebtedness under the Loan Document with respect to which such default or acceleration has occurred exceeds $20 million; provided, however, that if such default under such Loan Document shall be cured by the Company or be waived by the holders of such indebtedness or if such acceleration shall be rescinded or annulled, in each case as may be permitted by such Loan Document, then the Event of Default hereunder by reason of such default shall be deemed likewise to have been thereupon cured or waived; and provided, further, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default or acceleration unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or acceleration or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under the entry by any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action.

  Upon receipt by the Trustee of any proposed Notice of Default from any Holder with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such proposed Notice of Default, which record date shall be at the close of business on the day the Trustee receives such proposed Notice of Default. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such proposed Notice of Default, whether or not such Holders remain Holders after such record date; provided, that unless Holders of at least 25% in principal amount of the Outstanding Securities of such series, or their proxies, shall have joined in such proposed Notice of Default prior to the day which is 90 days after such record date, such proposed Notice of Default shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving (i) after expiration of such 90-day period, a new proposed Notice of Default identical to a proposed Notice of Default which has been canceled pursuant to the proviso to the preceding sentence, or (ii) during any such 90-day period, an additional proposed Notice of Default with respect to any new or different fact or circumstance permitting the giving of a proposed Notice of Default with respect to Securities of such series, in either of which events a new record date shall be established pursuant to the provisions of this
Section 501. Any such proposed Notice of Default shall be considered a Notice of Default hereunder at such time, if any, that Holders of at least 25% in principal amount of the Outstanding Securities shall have joined in such proposed Notice of Default by giving timely notice to the Trustee hereunder.

Section 502.  Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series (other than an Event of Default specified in Section 501(6) or (7) at the time Outstanding occurs and is continuing, then in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Upon payment of said amounts, all obligations of the Company in respect of payment of principal of the Securities of such series shall terminate.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

               (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                    (A)  all overdue interest on all Securities of that series,

                    (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                    (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                    (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

               (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after expiration of such 90-day period, a new written notice of declaration of acceleration or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, or (ii) during any such 90-day period, an additional written notice of declaration of acceleration with respect to Securities of such series, or an additional written notice of rescission and annulment of any declaration of acceleration with respect to any other Event of Default with respect to Securities of such series, in either of which events a new record date shall be established pursuant to the provisions of this Section 502.

Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if:

               (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days,

               (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

               (3) default is made in the making or satisfaction of any mandatory sinking fund payment when it becomes due pursuant to the terms of the securities of any series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, but shall not be obligated to, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.  Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to file and prove a claim for the whole amount of principal, premium and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505.  Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of any series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST:  To the payment of all amounts due the Trustee under
          Section 607;

               SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

               THIRD: The balance, if any, to the Company or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

Section 507.  Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

               (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or of the Holders of Outstanding Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repayment at the option of the Holder, on the Redemption Date or the Repayment Date, as the case may be) and (if the terms of such Security so provide) to have such Security converted into Common Stock pursuant to Article Fifteen and to institute suit for the enforcement of any such payment or conversion, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.  Control by Holders.

     The Holders of at least a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

               (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein, and

               (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Upon receipt by the Trustee of any such direction with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such direction, which record date shall be determined in accordance with Section 104(e). The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless Holders of at least a majority in principal amount of the outstanding Securities of such series, or their proxies, shall have been joined in such direction prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after expiration of such 90-day period, a new direction identical to a direction which has been canceled pursuant to the provisions to the preceding sentence or (ii) during any such 90-day period a new direction contrary to or different from such direction, in either of which events a new record date shall be established pursuant to the provisions of this Section 512.

Section 513.  Waiver of Defaults.

     By Act delivered to the Company and the Trustee, the Holders of not less than a majority in principal amount of the Outstanding Securities of any affected series may on behalf of the Holders of all the Securities of such series waive any existing Event of Default hereunder with respect to such series and its consequences

(including an acceleration and its consequences, including any related payment default that resulted from such acceleration), except an Event of Default:

               (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any mandatory sinking fund installment with respect to the Securities of such series, or

               (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be, and (if the terms of such Security so provide) to have such Security converted into Common Stock pursuant to Article Fifteen).

Section 515.  Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                                  THE TRUSTEE

Section 601.  Certain Duties and Responsibilities.

              (a)  Except during the continuance of an Event of Default

                    (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                   (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision of this Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

              (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

              (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                   (1) this Subsection shall not be construed to limit the
              effect of Subsection (a) of this Section;

                   (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                   (3) the Trustee shall not be liable with respect to any
              action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                   (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal, premium or interest on any Security of such series or in the payment of any mandatory sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee of the board of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to the Securities of such series no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 603.  Certain Rights of Trustee.

Subject to the provisions of Section 601:

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

               (h) the Trustee shall not be required to take notice or be deemed to have notice of any default hereunder (except failure by the Company to pay principal of or interest on any series of Securities so long as the Trustee is also acting as Paying Agent for such series of Securities) unless the Trustee shall be specifically notified in writing of such default by the Company by the Holders of at least 10%in aggregate principal amount of all Outstanding Securities, and all such notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the principal Corporate Trust Office of the Trustee, and in the absence of such notice the Trustee may conclusively assume there is no default except as aforesaid.

Section 604.  Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof. The Trustee shall not be deemed to have knowledge of the identity of any Subsidiary unless either (A) a Responsible Officer of the Trustee shall have actual knowledge thereof or (B) the Trustee shall have received written notice thereof from the Company or any Holder.

Section 605.  May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the

Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.  Compensation and Reimbursement.

     The Company agrees:

               (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

Section 608.  Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310 of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.
To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest with respect to the Securities of any series by virtue of being Trustee with respect to the Securities of any particular series of Securities except as may be otherwise provided by the terms of the Securities of that series.

Section 609.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.  Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

               (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

               (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

               (d)  If at any time:

                    (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                    (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to any or all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to any or all Securities and the appointment of a successor Trustee or Trustees with respect to such series.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of that or those series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

               (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
106. Each notice of appointment shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.  Acceptance of Appointment by Successor.

               (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607.

               (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring

Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

               (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

               (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.  Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

Section 613.  Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of such claims against the Company (or any such other obligor). A Trustee that has resigned or been removed shall be subject to and comply with said Section 311 to the extent required thereby.

Section 614.  Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities (which may be an Affiliate of the Company) which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon registration of transfer or partial redemption or repayment thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business and in good standing under the laws of the United States of America, any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of no less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent for any series of Securities may resign at any time by giving written notice thereof to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent for such series by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee of such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such

Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment thereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     Except with respect to an Authenticating Agent appointed at the request of the Company, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, pursuant to the provisions of Section 607.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series described therein referred to in the within-mentioned Indenture.

                    The First National Bank of Chicago,
                    as Trustee

                    ___________________________,
                    as Trustee

                    By: ________________________
                       As Authenticating Agent

                    By: ________________________
                       Authorized Officer


                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.  Company to Furnish Trustee Names and Addresses of Holders.

     With respect to each series of Securities, the Company will furnish or cause to be furnished to the Trustee for the Securities of such Series

                    (a) semiannually, not more than 15 days after each Regular Record Date relating to that series (or, if there is no Regular Record Date relating to that series, on June 30 and December 31), a list, in such form as such Trustee may reasonably require, of the names and addresses of the Holders of that series as of such date, and

                    (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee is Security Registrar with respect to Securities of a particular series no such list shall be required with respect to the Securities of such series.

Section 702.  Preservation of Information; Communications to Holders.

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

               (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

               (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

Section 703.  Reports by Trustee.

               (a) Within 60 days after May 15 of each year commencing with the year 1999, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act if and to the extent and in the manner provided pursuant thereto.

               (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.  Reports by Company.

               (a) The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports to the Trustee is for informational purposes only and the Trustee's receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

               (b) Commencing one year from the date hereof, the Company shall furnish to the Trustee annually the notice required by Section 1009 hereof (if required) and a statement as to the performance by the Company of its obligations hereunder and as to any Event of Default.

Section 705.  Holders' Meetings.

               (a) A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Section 705 for any of the following purposes:

                    (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

                    (2) to remove the Trustee for such series and appoint a
               successor Trustee pursuant to the provisions of Article Six;

                    (3) to consent to the execution of an indenture or
               supplemental indentures hereto pursuant to the provisions of
               Section 902;

                    (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

               (b) The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in paragraph (a) of this
Section 705, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 105. Such notice shall be given not less than 20 days nor more than 90 days prior to the date fixed for the meeting.

               (c) In case at any time the company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized by giving notice thereof as provided in the preceding paragraph.

               (d) to be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of a Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

               (e) Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of such series, in regard to proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in paragraph (c) of this
Section 705, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

     Subject to the provisos in the definition of "Outstanding," at any meeting each Holder of a Debt Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by Section 301) of Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of Holders of Debt Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of paragraph (b) or (c) of this Section 705 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

               (f) Voting. The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in paragraph (b) of this
Section 705. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

               (g) Nothing contained in this Section 705 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of this Indenture or of the Securities of any series.

                                 ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.  Company May Consolidate, Etc., Only on Certain Terms.

               (a) The Company shall not consolidate with or merge with or into any other Person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its property or assets to any Person unless:

                    (1) in case the Company shall consolidate with or merge into another Person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its property or assets to any Person in one or more related , the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company be either the Company or a corporation, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, all obligations hereunder, including the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                    (2) immediately prior to and after giving effect to such transaction, and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                    (3) if, as a result of any such consolidation or merger or such sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of its property or assets, the properties or assets of the Company could become subject to a Lien which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall prior to or contemporaneously with such consolidation, merger, conveyance transfer or lease, take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                    (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     Notwithstanding the foregoing, any Subsidiary of the Company may consolidate with, merge into or transfer all or part of its properties and assets to the Company.

Section 802.  Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the property or assets of the Company in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its property or assets is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities. In the case of a lease, the predecessor Person shall not be released from its obligations to pay the principal of, premium, if any, and interest on the Securities. All Securities issued by the successor Person shall in all respects have the same legal priority as the Securities theretofore or thereafter authenticated, issued and delivered in accordance with the terms of this Indenture.

                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend the Securities of a series or enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

               (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

               (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); or

               (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

               (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither
          (A)apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

               (6) to secure the Securities pursuant to Sections 801 or 1008 or otherwise; or

               (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

               (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

               (9) to add to or change any provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities convertible into other securities; or

               (10) to effectuate the provisions of Section 1505(b); or

               (11) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge and covenant defeasance with respect to any series of Securities pursuant to Sections 1602 or 1603; provided, however, that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect; or

               (12) to add or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act or to comply with any requirements of the Commission in connection with the qualification of this indenture under the Trust Indenture Act; or

               (13) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (13) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

               (14) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities shall be payable, (2) all or any series of Securities may be surrendered for registration or transfer, (3) all or any series of Securities may be surrendered for exchange, and 4) notices and demands to or upon the Company in respect of all or any series of Securities and this Indenture may be served; or

               (15) to waive a default in the payment of the principal of, or interest on, any Security, except as otherwise provided herein.

Section 902.  Supplemental Indentures With Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

               (1) change the Stated Maturity of the principal of, or any installment of principal of, premium, if any, or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, the payment of any mandatory sinking fund or analogous obligation, change the method of determination of interest thereon, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable or impair the right of any Holders of Securities of a Series entitled to the conversion rights set forth in Article Fifteen to receive securities upon the exercise of such conversion rights, or impair the right to institute suit for the enforcement of any such payment or delivery of Common Stock or Preferred Stock for Securities converted pursuant to Article Fifteen on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be, or in the case of such conversion, on or after the date of conversion), or

               (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

               (3) make any change in the provisions concerning waivers of Events of Default by Holders or the rights of Holders to recover the principal of, premium, if any, or interest on, any Security or waive an Event of Default in the payment of the principal of, or interest on, any Security, except as otherwise provided for herein, or

               (4)  modify any of the provisions of this Section, Section 513 or
          Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.  Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.  Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907.  Notice of Supplemental Indentures.

     Promptly after the execution by the Company and the appropriate Trustee of any supplemental indenture, the Company shall transmit, as provided herein, to all Holders of any series of the Debt Securities affected thereby, a notice setting forth in general terms the substance of such supplemental indenture.

Section 908.  Subordination Unimpaired.

     No supplemental indenture executed pursuant to this Article shall directly or indirectly modify the provisions of Article Fourteen in any manner which might alter the subordination of the Securities.

                                  ARTICLE TEN
                                   COVENANTS

Section 1001.  Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002.  Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, conversion or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company terminates the appointment of a Paying Agent or Security Registrar or conversion agent or otherwise shall fail to maintain any such required office or agency, the Company shall use its reasonable best efforts to appoint a successor Paying Agent or Security Registrar or conversion agent reasonably acceptable to the Trustee. If the Company fails to maintain a Paying Agent or Security Registrar or conversion agent, the Trustee will act as such, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any

Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.  Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Subsidiary and the rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise if in the judgment of the Company it shall be necessary, advisable or in the interest of the Company to discontinue the same.

Section 1005.  Statement by Officers as to Default.

     Pursuant to Section 314(a) of the Trust Indenture Act, the Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a certificate signed by the principal executive, financial or accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions, covenants and conditions of this Indenture (without regard to any period of grace or requirement of notice provided, hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1006.  Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary.

Section 1007.  Payment of Taxes.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary.

Section 1008.  Calculation of Original Issue Discount.

     If any Original Issue Discount Securities are issued hereunder, the Company shall file with the Trustee promptly following the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on each series of outstanding Original Issue Discount Securities as of the end of such year.

Section 1009.  Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 801(3) and in Section 1004 and Sections 1006 to 1008, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

Section 1101.  Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated in Section 301 for Securities of any series) in accordance with this Article.

Section 1102.  Optional Redemption.

     Unless otherwise specified in connection with the issuance of any series of Securities, the Securities will be redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of
(i) 100% of the principal amount of such Securities or (ii) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest thereon to the date of redemption.

Section 1103.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1104.  Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, in a manner which the Trustee deems fair and appropriate, which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If the Company shall so specify and identify the appropriate Securities, Securities owned of record and beneficially by the Company or any Subsidiary shall not be included in the Securities selected for redemption.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1105.  Notice of Redemption.

     Notice of redemption shall, unless otherwise specified by the terms of the Securities to be redeemed, be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, in accordance with Section 106.

     All notices of redemption shall state:

            (1)  the Redemption Date,

            (2)  the Redemption Price,

            (3) that Debt Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Securities of such series or a supplemental indenture establishing such series, if such be the case, together with a brief statement of facts permitting such redemption,

            (4) if less than all the Outstanding Securities of any series are to be redeemed (unless all the Securities of such series of a specified tenor are to be redeemed), the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

            (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in each Place of Payment, and

            (7)  that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1106.  Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1107.  Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security. Section 1107. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.

                                ARTICLE TWELVE
                                 SINKING FUNDS

Section 1201.  Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.  Satisfaction of Mandatory Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding Securities of a series to the Trustee for cancellation (other than any previously called for redemption) and
(2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company or the Holder, if applicable, pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series or may apply Securities of such series which have been previously cancelled or converted; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of such mandatory sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 1203.  Redemption of Securities for Mandatory Sinking Fund.

     Not less than 60 days prior to each mandatory sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities or applying previously cancelled Securities of that series pursuant to Section 1202 and the basis for such credit and will also deliver to the Trustee any Securities to be so delivered which have not theretofore been delivered to the Trustee. Not less than 30 days before each such mandatory sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such mandatory sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

                               ARTICLE THIRTEEN
                  REPAYMENT OF SECURITIES AT OPTION OF HOLDERS

Section 1301.  Applicability of Article.

     Securities of any series that are repayable before their Stated Maturity at the option of the Holders shall be repaid in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1302.   Notice of Repayment Date.

     Notice of any Repayment Date with respect to Securities of any series shall, unless otherwise specified by the terms of the Securities of such series, be given by the Company not less than 45 nor more than 60 days prior to such Repayment Date, to the Trustee and to each Holder of Securities of such series in accordance with Sections 105 and 106, respectively.

     The notice as to Repayment Date shall state:

           (1)  the Repayment Date;

           (2)  the Repayment Price;

           (3) the place or places where such Securities are to be surrendered for payment of the Repayment Price, which shall be the office or agency of the Company in each Place of Payment, and the date by which Securities must be so surrendered in order to be repaid;

           (4) a description of the procedure which a Holder must follow to exercise a repayment right; and

           (5)  that exercise of the option to elect repayment is irrevocable.

     No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repayment right.

Section 1303.  Deposit of Repayment Price.

     On or prior to any Repayment Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Repayment Price of and

(except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities of such series which are to be repaid on that date.

Section 1304.  Securities Payable on Repayment Date.

     The form of option to elect repayment having been delivered as specified in the form of Security for such series as provided in Section 201, the Securities so to be repaid shall, on the Repayment Date, become due and payable at the Repayment Price applicable thereto, and from and after such date (unless the Company shall default in the payment of the Repayment Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for repayment in accordance with said notice, such Security shall be paid by the Company at the Repayment Price, together with accrued interest to the Repayment Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to such Repayment Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Date according to their terms and the provisions of Section 307.

     If any Security to be repaid shall not be so paid upon surrender thereof for repayment, the principal shall, until paid, bear interest from the Repayment Date at the rate prescribed in the Security.

Section 1305.  Securities Repaid in Part.

     Any Security which by its terms may be repaid in part at the option of the Holder and which is to be repaid only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.

                               ARTICLE FOURTEEN
                          SUBORDINATION OF SECURITIES

Section 1401.  Securities Subordinate to Senior Indebtedness.

     The Company covenants and agrees that anything in this Indenture or the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities of each series is subordinate and junior in right of payment to all Senior Indebtedness to the extent provided herein, and each Holder of Securities of each series, by his acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

     In the event that the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for repayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor or representative thereof, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities.

     In the event of

            (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

            (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

            (c)  any assignment by the Company for the benefit of creditors, or

            (d)  any other marshalling of the assets of the Company,

all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereof accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations.

     In the event that, notwithstanding the foregoing, any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), or any security shall be received by the Trustee or any Holder in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

     No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Securities of each series, the obligation of the Company to pay to such Holders the principal of (and premium, if any) and interest on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a Default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to the Holders.

     Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the indebtedness evidenced by the Securities of such series shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness, shall, as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness, and not on account of the Securities of such series.

     The provisions of this Section 1401 shall not impair any right, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

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

     The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

Section 1402. Trustee and Holders of Securities May Rely on Certificate of Liquidating Agent; Trustee May Require Further Evidence as to Ownership of Senior Indebtedness; Trustee Not Fiduciary to Holders of Senior Indebtedness.

     Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payments or distributions pursuant to this Article Fourteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Fourteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 601, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall in good faith pay over or deliver to Holders of Securities, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 1403.  Payment Permitted If No Default.

     Nothing contained in this Article Fourteen or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in, or under the conditions described in,
Section 1401, from making payments of the principal of (or premium, if any) or interest on the Securities, or (b) the application by the Trustee or any Paying Agent of

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

any moneys deposited with it hereunder to payments of the principal of (or premium, if any) or interest on the Securities if the Trustee or such Paying Agent, as the case may be, did not have the written notice provided for in
Section 1404 by the times referred to therein of any event prohibiting the making of such deposit or exchange, and the Trustee or any Paying Agent shall not be affected by any notice to the contrary received by it on or after such times.

Section 1404.  Trustee Not Charged with Knowledge of Prohibition.

     Anything in this Article Fourteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of money to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in Section 1401 has happened, until the Trustee shall have received an Officers' Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness shall be outstanding; provided, however, that, if prior to the third Business Day preceding the date upon which by the terms hereof any money becomes payable (including, without limitation, the payment of either the principal of or interest on any Security), or in the event of the execution of an instrument pursuant to Section 401 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee or any Paying Agent shall not have received with respect to such money the Officers' Certificate or notice provided for in this Section 1404, then, anything herein contained to the contrary notwithstanding, the Trustee or such Paying Agent shall have full power and authority to receive such money and apply the same to the purpose for which they were received and shall not be affected by the notice to the contrary which may be received by it on or after such date. The Company shall give prompt written notice to the Trustee and to the Paying Agent of any facts which would prohibit the payment of money to or by the Trustee or any Paying Agent.

Section 1405.  Trustee to Effectuate Subordination.

     Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Indebtedness as provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

Section 1406.  Rights of Trustee as Holder of Senior Indebtedness.

     The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at the time be held by it, to the same extent as any other holder of Senior Indebtedness; provided, however, that nothing in this Indenture shall deprive the Trustee of any of its rights as such holder; and provided, further, that nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1407.  Article Applicable to Paying Agents.

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

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1404 and 1406 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

Section 1408. Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness.

     No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness, including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Securities or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders of the Securities under this Article.

                                ARTICLE FIFTEEN
                            CONVERSION OF SECURITIES

Section 1501.  General.

     If so provided in the terms of the Securities of any series established in accordance with Section 301, the principal amount of the Securities of such series shall be convertible into shares of Common Stock in accordance with this Article Fifteen and the terms of such series of Securities if such terms differ from this Article Fifteen; provided, however, that if any of the terms by which any such Security shall be convertible into Common Stock are set forth in a supplemental indenture entered into with respect thereto pursuant to Section 901(9) hereof, the terms of such supplemental indenture shall govern.

Section 1502.  Right to Convert.

     Subject to and upon compliance with the provisions of this Article, the Holder of any Security that is convertible into Common Stock shall have the right, at such Holder's option, at any time on or after the date of original issue of such Security or such other date specified in the applicable Board Resolution delivered pursuant to Section 301 and prior to the close of business on the date set forth in such Board Resolution (or if such Security is called for redemption, then in respect of such Security to and including but not after the close of business on the date of

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

redemption unless the Company shall default in the payment due on such date) to convert the principal amount of any such Security of any authorized denomination, or, in the case of any Security to be converted of a denomination greater than the minimum denomination for Securities of the applicable series, any portion of such principal which is an authorized denomination or an integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of such Security or portion thereof surrendered for conversion by the Conversion Price therefor by surrender of the Security so to be converted in whole or in part in the manner provided in Section 1503. Such conversion shall be effected by the Company in accordance with the provisions of this Article and the terms of the Securities, if such terms differ from this Article.

Section 1503. Manner of Exercise of Conversion Privilege; Delivery of Common Stock; No Adjustment for Interest or Dividends.

     In order to effect a conversion, the holder of any Security to be converted, in whole or in part, shall surrender such Security at the office or agency maintained by the Company for such purpose, as provided in Section 1002 and shall give written notice of conversion to the Company at such office or agency that the Holder elects to convert such Security or the portion thereof specified in said notice. The notice shall state the name or names (with address), and taxpayer identification number, in which the certificate or certificates for shares of Common Stock which shall be deliverable on such conversion shall be registered, and shall be accompanied by payments in respect of transfer taxes, if required pursuant to Section 1506. Each Security surrendered for conversion shall, unless the shares of Common Stock deliverable on conversion are to be issued in the same name as the registration of such Security, be duly endorsed by or be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or such Holder's duly authorized attorney, and by any payment required pursuant to this Section 1503. As promptly as practicable after the surrender of such Security and notice, as aforesaid, the Company shall deliver or cause to be delivered at such office or agency to such Holder, or on such Holder's written order, a certificate or certificates for the number of full shares of Common Stock deliverable upon the conversion of such Security or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion as provided in Section 1504. In case any Security of a denomination greater than the minimum denomination for Securities of the applicable series shall be surrendered for partial conversion, the Company shall execute and register and the Trustee shall authenticate and deliver to or upon the written order of the Company and the Holder of the Security so surrendered, without charge to such Holder, a new Security or Securities of the same series in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security. Each conversion shall be deemed to have been effected as of the date on which such Security shall have been surrendered (accompanied by the funds, if any, required by the last paragraph of this Section) and such notice received by the Company, as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be registrable upon such conversion shall become on said date the Holder of record of the shares represented thereby, provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be registered as the record holder thereof for all purposes on the next

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

succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Security shall have been so surrendered.

     Any Security or portion thereof surrendered for conversion during the period from the close of business on the Regular Record Date for any Interest Payment Date to the opening of business on such Interest Payment Date shall (unless such Security or portion thereof being converted shall have been called for redemption or submitted for repayment on a date during such period) be accompanied by payment, in legal tender or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the applicable series of Securities. An amount equal to such payment shall be paid by the Company on such Interest Payment Date to the Holder of such Security on such Regular Record Date; provided, however, that if the Company shall default in the payment of interest on such Interest Payment Date, such amount shall be paid to the person who made such required payment. Except as provided above in this Section, no adjustment shall be made for interest accrued on any Security converted or for dividends on any shares issued upon the conversion of such Security as provided in this Article.

Section 1504.  Cash Payments in Lieu of Fractional Shares.

     No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be delivered upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of any fraction of a share of Common Stock which would otherwise be deliverable upon the conversion of any Security, the Company shall pay to the Holder of such Security an amount in cash (computed to the nearest cent, with one-half cent being rounded upward) equal to the same fraction of the closing price (determined in the manner provided in Section 1505(a)(v)) of the Common Stock on the Trading Day (as defined in Section 1505(a)(v)) next preceding the date of conversion.

Section 1505. Conversion Price Adjustments; Effect of Reclassification, Mergers, Consolidations and Sales of Assets.

          (a) The Conversion Price shall be adjusted from time to time as follows:

               (i) In case the Company shall (x) pay a dividend or make a distribution on the Common Stock in shares of Common Stock,
          (y)subdivide the outstanding Common Stock into a greater number of shares or (z) combine the outstanding Common Stock into a smaller number of shares, the Conversion Price shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Security been converted immediately prior to the record date in the case of a dividend or the effective date in the case of subdivision or combination. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the record date in the case of a dividend, except as provided in subparagraph (vii) below, and shall become effective immediately after the effective date in the case of a subdivision or combination.

               (ii) In case the Company shall issue rights or warrants to all holders of shares of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined for purposes of this subparagraph (ii) in subparagraph (v) below), the Conversion Price in effect after the record date for the determination of stockholders entitled to receive such rights or warrants shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the record date for issuance of such rights or warrants plus the number of additional shares of Common Stock receivable upon exercise of such rights or warrants. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subparagraph (vii) below, after such record date.

               (iii) In case the Company shall distribute to all holders of Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company or dividends payable in Common Stock) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights or warrants referred to in subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Assets"), then, in each such case, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date for determination of stockholders entitled to receive such distribution by a fraction the numerator of which shall be the current market price per share (as defined for purposes of this subparagraph(iii) in subparagraph (v) below) of the Common Stock at such record date for determination of stockholders entitled to receive such distribution less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the Assets so distributed applicable to one share of Common Stock, and the denominator of which shall be the current market price per share (as defined in subparagraph (v) below) of the Common Stock at such record date. Such adjustment shall become effective immediately, except as provided in subparagraph (vii) below, after the record date for the determination of stockholders entitled to receive such distribution.

               (iv) If, pursuant to subparagraph (ii) or (iii) above, the number of shares of Common Stock into which a Security is convertible shall have been adjusted because the Company has declared a dividend, or made a distribution, on the outstanding shares of Common Stock in the form of any right or warrant to purchase securities of the Company, or the Company has issued any such right or warrant, then, upon the expiration of any such unexercised right or unexercised warrant, the Conversion Price shall forthwith be adjusted to equal the Conversion Price that would have applied had such right or warrant never been declared, distributed or issued.

               (v) For the purpose of any computation under subparagraphs(ii) or
          (iii) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices of the Common Stock for the shorter of (i) 30 consecutive Trading Days ending on the last full Trading Day on the exchange or market specified in the second following sentence prior to the Time of Determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or warrants or such distribution through such last full Trading Day prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier of (x) the determination of stockholders entitled to receive such rights, warrants, or distributions or (y) the commencement of "ex-dividend" trading in the Common Stock on the exchange or market specified in the following sentence. The closing price for each day shall be the reported last sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange at such time, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market ("NNM") or, if the Common Stock is not quoted on NNM, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NNM or, if bid and asked prices for the Common Stock on each such day shall not have been reported through NNM, the average of the bid and asked prices for such date as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Company or, if no such quotations are available, the fair market value of the Common Stock as determined by a New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Company. As used herein, the term "Trading Day" with respect to Common Stock means(x) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange, as the case may be, is open for business or (y) if the Common Stock is quoted on NNM, a day on which trades may be made on NNM or (z) otherwise, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               (vi) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subparagraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 1505(a) shall be made to the nearest cent or to the nearest .01 of a share, as the case may be, with one-half cent and .005 of a share, respectively, being rounded upward. Anything in this Section 1505(a) to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 1505(a), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

               (vii) In any case in which this Section 1505(a) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event(x) issuing to the holder of any Security converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount of cash in lieu of any fractional share of Common Stock pursuant to Section 1504.

               (viii) Whenever the Conversion Price is adjusted as herein provided, the Company shall file with the Trustee an Officers' Certificate, setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment; provided, however, that the failure of the Company to file such Officers' Certificate shall not affect the legality or validity of any corporate action by the Company.

               (ix) Whenever the Conversion Price for any series of Securities is adjusted as provided in this Section 1505(a), the Company shall cause to be mailed to each holder of Securities of such series at its then registered address by first-class mail, postage prepaid, a notice of such adjustment of the Conversion Price setting forth such adjusted Conversion Price and the effective date of such adjusted Conversion Price; provided, however, that the failure of the Company to give such notice shall not affect the legality or validity of any corporate action by the Company.

     (b)(i) Notwithstanding any other provision herein to the contrary, if any of the following events occur, namely (x) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (y) any consolidation, merger or combination of the Company with or into another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (z) any sale or conveyance of all or substantially all of the assets of the Company to any other entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then appropriate provision shall be made by supplemental indenture so that (A) the holder of any outstanding Security that is convertible into Common Stock shall have the right to convert such Security into the kind and amount of the shares of stock and securities or other property or assets (including cash) that would have been receivable upon such reclassification, change, consolidation, merger, combination, sale, or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance and (B) the number of shares of any such other stock or securities into which such Security shall thereafter be convertible shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the terms of adjustment provided for in this Section, and Sections 1502, 1503, 1504, 1506, 1507, 1508 and 1509 shall apply on like terms to any such other stock or securities.

     (ii) In case of any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation, merger or combination of the Company with or into another corporation or of the sale or conveyance of all or substantially all of the assets of the Company, the Company shall cause to be filed with the Trustee and to be mailed to each holder of Securities that are convertible into shares of Common Stock at such holder's registered address, the date on which such reclassification, change, consolidation, merger, combination, sale or conveyance is expected to become effective, and the date as of which it is expected that holders of Common Stock shall be entitled to exchange their Common Stock for stock, securities or other property deliverable upon such reclassification, change, consolidation, merger, combination, sale or conveyance.

Section 1506.  Taxes on Shares Issued.

     The delivery of stock certificates upon conversions of Securities shall be made without charge to the holder converting a Security for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the delivery of stock registered in any name other than of the holder of any Security converted, and the Company shall not be required to deliver any such stock certificate unless and until the person or persons requesting the delivery thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 1507. Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock.

     The Company covenants that all shares of Common Stock which may be delivered upon conversion of Securities of any series which are convertible into Common Stock will upon

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delivery be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

     The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly delivered upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

     The Company further covenants that it will, if permitted by the rules of the New York Stock Exchange or such other national stock exchange on which the Common Stock is listed or admitted to trading or if permitted by the rules of NASDAQ if the Common Stock is approved by it for listing or quotation, list and keep listed for so long as the Common Stock shall be so listed on such exchange, upon official notice of issuance, all Common Stock deliverable upon conversion of Securities of any series which are convertible into Common Stock.

Section 1508.  Responsibility of Trustee.

     Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price applicable to such Securities, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion or for any failure of the Company to comply with any of the covenants of the Company contained in this Article Fifteen.

Section 1509.  Covenant to Reserve Shares.

     The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall then be deliverable upon the conversion of all Outstanding Securities of any series of Securities which are convertible into Common Stock.

Section 1510.  Other Conversions.

     If so provided in a Board Resolution with respect to the Securities of a series, the principal amount of the Securities of such series shall be convertible into or exchangeable for a principal amount of other securities of the Company (which other securities may be issued under this Indenture or otherwise), and the issuance of such securities upon any such conversion or exchange shall be made in accordance with the terms of such Board Resolution.

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                                ARTICLE SIXTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1601. Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance.

     If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of a series under Section 1602 or (b) covenant defeasance of the Securities of a series under Section 1603, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Sixteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1602 (if applicable) or Section 1603 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Sixteen.

Section 1602.  Defeasance and Discharge.

     Upon the Company's exercise of the above option applicable to this Section with respect to the Outstanding Securities of a particular series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series (except for certain obligations to register the transfer or exchange of Securities of such series, to replace stolen, lost or mutilated Securities of such series, and to maintain paying agencies) on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1604 as more fully set forth in such Section, payments of the principal of and any premium and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Section 304, 305, 306, 607, 1002 and 1003 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article Sixteen. Subject to compliance with this Article Sixteen, the Company may exercise its option under this Section 1602 notwithstanding the prior exercise of its option under Section 1603 with respect to the Securities of such series.

Section 1603.  Covenant Defeasance.

     Upon the Company's exercise of the above option applicable to this Section with respect to the Outstanding Securities of a particular series, the Company shall be released from its obligations under Sections 801, 1008 and 1009 (and any other covenant applicable to such Securities that is determined pursuant to
Section 301 to be subject to covenant defeasance under this Section) and the occurrence of an event specified in Clause (4) of Section 501 with respect to any of Sections 801, 1004, 1006, 1007, 1008 or 1009 (and any other Event of Default

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

applicable to such Securities that is determined pursuant to Section 301 to be subject to covenant defeasance under this Section) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition, limitation or restrictive covenant set forth in any such Section or Clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, including any supplement hereto, any Board Resolution or Officers' Certificate delivered hereto but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1604.  Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions precedent to application of either
Section 1602 or Section 1603 to the Outstanding Securities of a particular series:

           (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Sixteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
     (i) the principal of and any premium, if any, and interest on the Outstanding Securities of such series on the maturity of such principal, premium or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due in accordance with the terms of this Indenture and of such Securities. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S.

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

     Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

               (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 501(6) and (7) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this condition shall not be deemed satisfied until the expiration of such period). (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 608 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

               (c) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

               (d) In the case of an election under Section 1602, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

               (e) In the case of an election under Section 1603, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

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

               (f) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

               (g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1602 or the covenant defeasance under Section 1603 (as the case may be) have been complied with.

Section 1605. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee - collectively, for purposes for this Section 1605, the "Trustee") pursuant to Section 1604 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 1604 or the principal and interest received in respect thereof.

     Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1604 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 1606.  Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1602 or 1603 with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Sixteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1602 or 1603; provided, however, that if the Company makes any payment of the principal of or any premium or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

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                               ARTICLE SEVENTEEN
                           IMMUNITY OF INCORPORATORS,

                      STOCKHOLDERS,OFFICERS AND DIRECTORS

Section 1701.  Immunity of Incorporators, Stockholders, Officers and Directors.

     No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                     * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[SEAL]                              AUTOZONE, INC.

                                    By:_________________________________
                                    Name:
                                    Title:

Attest:

________________________
Name:
Title:


[SEAL]                              THE FIRST NATIONAL BANK OF CHICAGO
                                    By:_________________________________
                                    Name:
                                    Title:

Attest:

________________________
Name:
Title:

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